INVESTOR PRESENTAT ION 2 0 1 7 K B W C o m m u n i t y B a n k I n v e s t o r C o n f e r e n c e 1

This presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this presentation. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that our results of operations in the future will continue to be adversely affected by our exit from the wholesale residential mortgage lending business and the risk that our commercial banking business will not generate the additional revenues needed to fully offset the decline in our mortgage banking revenues within the next two to three years; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject are contained in our Annual Report on Form 10-K for the year ended December 31, 2016 which is on file with the SEC as well as subsequent Quarterly Reports on Form 10-Q that we file with the SEC. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. FORWARD LOOKING STATEMENTS 2

CORPORATE OVERVIEW _________________________________ PACIFIC MERCANTILE BANK IS A FULL SERVICE BUSINESS BANK SERVING SOUTHERN CALIFORNIA  Bank founded in 1999  $1.2 billion in total assets  9 offices in Southern California  Focused on serving small- and middle-market businesses  32% owned by Carpenter Community BancFund CORPORATE HEADQUARTERS COSTA MESA, CALIFORNIA 3

OFFICE LOCATIONS _________________________________ NEWPORT BEACH BEVERLY HILLS IRVINE SPECTRUM COSTA MESA LA HABRA ONTARIO SAN DIEGO 4

MARKET POSITIONING _________________________________ “We Help Companies Succeed” Differentiating Strategy to Target Business Clients 5 Small- to Medium- Sized Businesses •Need for financial guidance • Limited internal financial sophistication • Limited outside advisory support Horizon Analytics • Financial analysis •Business planning •Modeling and forecasting •Balance sheet management Service/Products •Customized Commercial Loans •Asset Based Lending •Owner Occupied RE •Treasury Management •Value driven pricing

IMPROVING PROFITABILITY _________________________________ 6 $0.5 $0.6 $0.2 $1.8 $2.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2Q16 3Q16 4Q16 1Q17 2Q17 Pre-Provision Pre-Tax Earnings ($ in millions) Catalysts driving improved profitability in 2017  Higher average loan balances  Expanding net interest margin  Higher non-interest income  Stable expense levels  Improving credit quality

LOAN PORTFOLIO FOCUS ON RELATIONSHIP LENDING _________________________________ CRE: all other, 24.2% CRE: owner- occupied, 20.1% Commercial, 34.0% Multifamily, 12.1% SFR, 2.9% Other 6.6% $ 1.04 Billion as of June 30, 2017 7 CRE: all other, 20.6% CRE: owner- occupied, 22.7% Commercial, 23.4% Multifamily, 14.4% SFR, 11.9% Other, 7.0% $ 731 Million as of December 31, 2012 46.1% Relationship Loans 54.1% Relationship Loans

INCREASING LOAN PRODUCTION _________________________________ 8 $137.7 $124.3 $167.0 $65.4 $122.4 63.1% 55.9% 58.1% 58.5% 59.3% 40% 45% 50% 55% 60% 65% 70% 75% 80% $0.0 $50.0 $100.0 $150.0 $200.0 2Q16 3Q16 4Q16 1Q17 2Q17 New Loan Commitments ($ in millions)  Branch repositioning strategy has put more of the staff in business development roles  Better sales execution and leveraging the competitive advantages of Horizon Analytics  Increasing loan production partially offset by lower utilization rates C&I Line Utilization

ASSET QUALITY _________________________________ 9 $29.7 $68.5 $53.9 $37.1 $31.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 6/30/16 9/30/16 12/31/16 3/31/17 6/30/17 Classified Assets ($ in millions)  Complete overhaul of credit administration in the first half of 2016  New CCO implemented improved loan monitoring and underwriting standards  Comprehensive credit review resulted in significant credit downgrades in Q316  Classified assets have declined 54% since 9/30/16, primarily due to payoffs  Further credit improvement expected in 2H17 as other classified loans are paid off or upgraded

DEPOSIT COMPOSITION FOCUSED ON CORE DEPOSITS _________________________________ $1.07 Billion as of June 30, 2017 Non-interest bearing 32% Interest checking 10% Savings/Money Market 31% Certificates of Deposit 27% Core Deposits as a Percentage of Total Deposits 10 43.1% 51.5% 60.6% 68.6% 74.2% 72.7% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 6/30/17

WELL POSITIONED FOR HIGHER INTEREST RATES _________________________________ 11  Fed looking to raise rates by 50 to 75 basis points in 2017 and current consensus looks for same in 2018  Conservative asset sensitive position reflects loan portfolio consisting of short duration C&I and RE loans  High proportion of DDA and core deposit funding $2.1 $4.3 $6.3 $8.4 $3.3 $6.7 $10.1 $13.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 Base +100 bps +200 bps +300 bps +400 bps Earnings Sensitivity: Change in NII Year 1 Year 2 ($ in millions)

WELL POSITIONED FOR HIGHER INTEREST RATES _________________________________ 12 Balance Sheet Highlights ($ in 000s) Yield/Cost Duration 6/30/17 6/30/16 6/30/17 6/30/16 6/30/17 6/30/16 Total Investments $154,750 $181,336 0.54% 0.52% 1.0 0.7 Net Loans $1,037,048 $871,084 4.63% 4.37% 1.8 1.9 Total Earning Assets $1,191,798 $1,052,420 4.10% 3.71% 1.7 1.7 Non Maturity Deposits $779,316 $670,318 0.37% 0.31% 4.6 4.9 Time Deposits $291,490 $268,878 1.21% 0.99% 0.7 0.6 Total Deposits $1,070,806 $939,196 0.60% 0.50% 3.5 3.7

STRONG CAPITAL POSITION _________________________________ 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% TOTAL CAPITAL RATIO TIER 1 CAPITAL RATIO COMMON EQUITY TIER 1 CAPITAL RATIO 12.1% 10.8% 9.3% 10.0% 8.0% 6.5% PMBC WELL-CAPITALIZED REQUIREMENT 13 As of June 30, 2017

OUTLOOK _________________________________ Strong loan growth in 2017 and beyond  Growing business banking relationships  Increasing focus on larger operating companies ($5-$10 million credits) Increasing net interest margin  Well positioned to benefit from rising interest rates  Improving mix of higher yielding earning assets Higher non-interest income  New business clients using more treasury management products Relatively stable expense levels  Investment in infrastructure offset by a decline in professional fees Improving credit quality with manageable credit costs  Continue moving lower quality credits out of the bank Leading to steady increase in profitability 14

I n v e s t o r R e l a t i o n s : C u r t C h r i s t i a n s s e n ( 7 1 4 ) 4 3 8 - 2 5 3 1 C u r t . c h r i s t i a n s s e n @ p m b a n k . c o m 15

Non-GAAP Metric Reconciliation Net Income to Pre-Provision Pre-Tax Earnings ($ in 000s) 16 2Q16 3Q16 4Q16 1Q17 2Q17 Net Income -$4,710 -$30,526 $309 $1,781 $2,501 Add Back: Provision for Loan Losses $8,720 $10,730 $0 $0 $0 Add Back: Provision for Taxes -$3,559 $20,352 -$159 $49 $64 Pre-Provision Pre-Tax Earnings $451 $556 $150 $1,830 $2,565